Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXECUTION VERSION

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No.1 (the “Amendment”) to the License Agreement effective as of March 12, 2021 (the “Agreement”) is made and entered into as of April 15th, 2022 (the “Amendment Effective Date”) by and between Sanofi, a French corporation located at 54, rue La Boétie, 75008 Paris, France (“Sanofi”) and Global Blood Therapeutics, Inc., a Delaware corporation located at 181 Oyster Point Boulevard, South San Francisco, CA, 94080 USA (“Licensee”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the Parties desire to amend the Agreement to update the lists of the Licensed Compounds, the Transferred Materials and the Licensed Know-How.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby aknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.
Amendments to Agreement.
a)
Licensed Compounds. Exhibit A of this Amendment is added to Schedule 1.59 of the Agreement.
b)
Transferred Materials. Exhibit B of this Amendment is added to Schedule 2.6 of the Agreement.
c)
Licensed Know-How. Exhibit C of this Amendment is added to Schedule 1.60 of the Agreement.
2.
Miscellaneous. The Parties hereby confirm and agree that, except as amended hereby, the Agreement remains in full force and effect and is a binding obligation of the Parties hereto. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This Amendment is executed by the authorized representatives of the Parties as of the date of first written above.

SANOFI	GLOBAL BLOOD THERAPEUCTICS, INC.
By:	By:
[***]	/s/ Tricia Suvari
[***],	Tricia Suvari,
Sanofi Partnering,	Chief Legal Officer
Head of Licensing
25-Apr-2022	25-Apr-2022

EXHIBIT A

Licensed Compounds

Target 1 – Licensed Compounds

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EXHIBIT B

Transferred Materials

Target 1 – Transferred Materials

[***]	[***]	[***]
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Target 2 – Transferred Materials

[***]	[***]	[***]
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EXHIBIT C

Licensed Know-How

#	Title
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